SUMMARY PROSPECTUS

Royce Opportunity Select Fund

MARCH 18, 2014 Service Class Symbol: ROSSX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information, each dated March 18, 2014. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Opportunity Select Fund

MARCH 18, 2014 Service Class Symbol: ROSSX

Investment Goal
The investment goal of Royce Opportunity Select Fund is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Service Class

Maximum sales charge (load) imposed on purchases	0.00%

Maximum deferred sales charge	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses
Dividends and interest on securities sold short	0.05%
Other	0.73%
Total annual Fund operating expenses	2.03%

Fee waivers and/or expense reimbursements	(0.49)%

Total annual operating expenses after fee waivers and/or expense reimbursements	1.54%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding dividend expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2024.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Service Class’s total annual operating expenses (net of fee waivers and/ or expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Service Class

1 Year	$157

3 Years	$591

5 Years	$1,052

10 Years	$2,329

Portfolio Turnover
 The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Royce Opportunity Select Fund

Principal Investment Strategy
 Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, may invest the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion, in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values, or undervalued growth companies.
     Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its assets in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio. The Fund may engage in active and frequent trading of its portfolio.
      The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds (“ETFs”) that track performance of a market index. Some of these ETFs may use financial derivatives or leverage in an attempt to provide a multiple of the returns of the underlying index on a daily basis or the inverse of those returns. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.
     The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

Primary Risks for Fund Investors
 As with any mutual fund that invests in common stocks, Royce Opportunity Select Fund is subject to market risk—the possibility that common stock prices will decline, or that the prices of securities sold short will increase, over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.
     The prices of small-cap and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve more risk to investors than a more broadly diversified portfolio of small-cap and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.
     The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund must borrow the security sold short to make delivery to the buyer and is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. Under certain market conditions, short sales, particularly short sales of leveraged ETFs or holdings of inverse ETFs, can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a micro-cap, small-cap or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.
     Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the

2 | The Royce Fund Summary Prospectus 2014

Royce Opportunity Select Fund

amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     The Fund’s borrowing for investment purposes may increase its volatility and magnify its losses. Interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds. In addition, the Fund’s high portfolio turnover rate may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.
     The Fund’s opportunistic approach may not be successful and could result in portfolio losses.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
 The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (because the Service Class’s inception date is after December 31, 2013, the Investment Class is used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. Because the Service Class’s inception date is after December 31, 2013, performance information is for the Investment Class. The returns will differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities. The Service Class has higher expenses than the Investment Class. If Service Class expenses had been reflected, total returns would have been lower.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)
Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 18.10% (quarter ended 3/31/12) and the lowest return for a calendar quarter was -26.25% (quarter ended 9/30/11).

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

ANNUALIZED TOTAL RETURNS (12/31/13)

	1 Year	Since Inception (8/31/10)

Investment Class
Return Before Taxes	44.61%	24.98%
Return After Taxes on Distributions	43.22	23.15
Return After Taxes on Distributions and Sale of Fund Shares	25.78	19.24

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	38.82	23.54

The Royce Fund Summary Prospectus 2014 | 3

Royce Opportunity Select Fund

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. William A. Hench, Portfolio Manager of Royce, manages the Fund, assisted by Boniface A. Zaino. Mr. Hench and Mr. Zaino have served as the Fund’s portfolio manager and assistant portfolio manager, respectively, since its inception.

How to Purchase and Sell Fund Shares
 Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

     You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
 The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
 If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	ROS-S-0314